UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2005
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 693-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 8.01    Other Items.
On December 28, 2005, we issued a press release announcing that our Board of Directors has approved a common share repurchase program authorizing the repurchase of up to US$1 billion of our common shares. The press release announcing the share repurchase program is attached as an exhibit to this report.
Item. 9.01    Exhibits
(c)        Exhibits
99.1      Press Release dated December 28, 2005 announcing common share repurchase program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: December 28, 2005	/s/ LISA W. RODRIGUEZ
Lisa W. Rodriguez,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 28, 2005 announcing common share repurchase program.